SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        --------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 11, 1997
                                                           -------------

                              VALUE PROPERTY TRUST
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                    1-6613               23-1862664
----------------------------      ------------       -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
of incorporation)                 File Number)       Identification No.)



       120 Albany Street, 8th Floor
       New Brunswick, New Jersey                            08901-2163
-----------------------------------------------             ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (908) 296-3080

                      VALUE PROPERTY TRUST AND SUBSIDIARIES

                                      INDEX




                                                                        Page No.
                                                                        --------

Item 2.    Acquisition or Disposition of Assets....................        2

Item 7.    Financial Statements and Exhibits ......................        3

           Signatures      ........................................        4

           Appendix A .............................................    F-1 - F-8

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K




ITEM 2.              ACQUISITION OR DISPOSITION OF ASSETS


           On July 11, 1997 and July 15, 1997, Value Property Trust (the "Trust") received net cash proceeds of $6.3 million and provided mortgage financing in the amount of $6.2 million from the sale of two real estate properties to unaffiliated third parties. The carrying value of these two real estate properties was approximately $7.4 million. The properties were located in California and were divested based on a number of factors including the price offered, the Trust's evaluation of the property's potential for future appreciation and the current return to the Trust. The Trust continues to operate 21 properties in eight states.

           One of the properties sold was encumbered under the terms of the indenture relating to the Floating Rate Notes (the "New Indenture"). On August 1, 1997, the Trust will use $2.6 million of the net proceeds from the sale of the encumbered property to prepay a portion of the Floating Rate Notes, as required under the terms of the New Indenture.

           During the third quarter of fiscal 1997, as previously reported on Form 8-K filed with the Securities and Exchange Commission on July 9, 1997, the Trust received net cash proceeds of $40.1 million from the sale of three real estate properties to an unaffiliated third party. The carrying value of these real estate properties was approximately $28.6 million. The properties were located in California and were divested based on a number of factors including the price offered, the Trust's evaluation of the property's potential for future appreciation and the then current return to the Trust.

           Two of the properties sold during the third quarter were encumbered under the terms of the New Indenture. On July 1, 1997, the Trust used $22.1 million of the net proceeds from the sale of the encumbered properties to prepay a portion of the Floating Rate Notes, as required under the terms of the New Indenture.

           During the second quarter of fiscal 1997, as previously reported on Form 8-K filed with the Securities and Exchange Commission on April 1, 1997, the Trust received net cash proceeds of $28.2 million from the sale of four real estate properties to unaffiliated third parties. These sales occurred between February 21, 1997 and March 17, 1997. The carrying value of these real estate properties was approximately $22.4 million. Three of the properties, located in Maine, Oregon and Washington, were outside of the geographic regions in which the Trust is focusing its operating activities. The fourth property, located in Pennsylvania, was divested based on a number of factors including the price offered, the Trust's evaluation of the property's potential for future appreciation and the then current return to the Trust.

           Two of the properties sold during the second quarter of fiscal 1997 were encumbered under the terms of the New Indenture. The Trust used $11.1 million of the net proceeds from the sale of the encumbered properties to prepay a portion of the Floating Rate Notes on March 3, 1997 and April 1, 1997, as required under the terms of the New Indenture.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K


ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

                     (b) Pro Forma Financial Information

           The Pro Forma Balance Sheet as of March 31, 1997, the Pro Forma Statement of Operations for the Six Months Ended March 31, 1997 and for the Year Ended September 30, 1996, which are attached as Appendix A, hereto, have been prepared to reflect the sale of nine real estate properties and the repayment of related debt. The pro-forma financial information is based on and should be read in conjunction with the historical financial statements and the notes thereto filed as part of the Trust's quarterly report on Form 10-Q for the quarter ended March 31, 1997 and the Trust's annual report on Form 10-K for the fiscal year ended September 30, 1996. The Pro Forma Balance Sheet as of March 31, 1997 was prepared as if the third and fourth quarter property sales, the mortgage financing and the related loan repayments had occurred on March 31, 1997. In addition, the Pro Forma Balance Sheet as of March 31, 1997 reflects the loan repayment from an encumbered second quarter property sale which was required on April 1, 1997 under the terms of the New Indenture. The Pro Forma Statement of Operations for the six months ended March 31, 1997 and for the year ended September 30, 1996 were prepared as if the property sales which occurred during the second, third and fourth quarters of fiscal 1997 and the related loan repayments had occurred on October 1, 1995. In addition, the Pro Forma Statement of Operations for the year ended September 30, 1996 was prepared as if the mortgage financing had occurred on October 1, 1995 and matured on September 30, 1996. The pro forma financial information is unaudited and not necessarily indicative of the results that would have actually occurred had the nine property sales and related loan repayments been consummated on October 1, 1995 nor does it purport to represent the financial position and results of operations for future periods.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K


                                   SIGNATURES







         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                Value Property Trust




                                /s/Robert T. English
                                --------------------
                                Robert T. English
                                Secretary, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)







DATE:   July 28, 1997

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K



                                  APPENDIX A TO
                           CURRENT REPORT ON FORM 8-K
                                  ITEMS 2 AND 7


Pro Forma Unaudited Financial Statements as of March 31, 1997 and audited and Pro Forma unaudited Financial Statements as of September 30, 1996.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K


FORM 8-K -- Item 2 and 7 (b)

INDEX OF PRO FORMA FINANCIAL STATEMENTS


                                                                        Page No.
                                                                        --------

Pro Forma Balance Sheet as of March 31, 1997.........................     F-2

Pro Forma Statement of Operations for the Six
      Months Ended March 31, 1997 ...................................     F-4

Pro Forma Statement of Operations for the Year
      Ended September 30, 1996 ......................................     F-5

Notes and Management's Assumptions to the Unaudited
      Pro Forma Financial Statements.................................     F-6

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

------------------------------------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEETS (Unaudited)
(In Thousands)
------------------------------------------------------------------------------------------------------------


                                                                   Pro Forma Adjustments
                                                              -------------------------------
                                                Historical       Third             Fourth          Pro Forma
                                                 March 31,      Quarter            Quarter           Amount
                                                   1997          Sales              Sales         (As Adjusted)
                                                ---------     ---------         ---------          ---------
                   ASSETS
Assets Held for Sale:
   Investment in partnerships .............     $  15,906     $  (4,590)  A     $  (5,535)  B      $   5,781
   Real estate owned ......................        47,076       (23,811)  A        (1,898)  B         21,367
                                                ---------     ---------         ---------          ---------
         Total Assets Held for Sale .......        62,982       (28,401)           (7,433)            27,148
                                                ---------     ---------         ---------          ---------

Assets Held for Investment:
   Mortgage loans .........................           605                           6,257   B          6,862
   Real estate owned ......................        37,801                                             37,801
                                                ---------     ---------         ---------          ---------
         Total Assets Held for Investment .        38,406                           6,257             44,663
                                                ---------     ---------         ---------          ---------

         Total Invested Assets ............       101,388       (28,401)           (7,433)            71,811

Cash and cash equivalents .................        53,526        18,040   A         3,688   B         75,254
Restricted cash ...........................        11,943        (6,847)  A                            5,096
Interest receivable and other assets ......         3,908                                              3,908
                                                ---------     ---------         ---------          ---------
         Total Assets .....................     $ 170,765     $ (17,208)        $   2,512          $ 156,069
                                                =========     =========         =========          =========

                   LIABILITIES

Senior secured notes (due 1999) ...........     $  49,729     $ (28,936)  A        (2,570)  B      $  18,223
Accounts payable and accrued expenses .....         1,540                                              1,540
Interest payable ..........................           252                                                252
                                                ---------     ---------         ---------          ---------
         Total Liabilities ................        51,521       (28,936)           (2,570)            20,015
                                                ---------    ----------         ---------          ---------

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

------------------------------------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEETS (Unaudited)(continued)
(In Thousands)
------------------------------------------------------------------------------------------------------------


                                                                  Pro Forma Adjustments
                                                Historical       Third             Fourth          Pro Forma
                                                 March 31,      Quarter            Quarter           Amount
                                                   1997          Sales              Sales         (As Adjusted)
                                                ---------     ---------         ---------          ---------
                   SHAREHOLDERS' EQUITY
Preferred shares, $1 par value:
   3,500,000 shares authorized, none issued          --            --                --                  --
Common shares, $1 par value:
   20,000,000 shares authorized,
     11,226,310 shares
     issued and outstanding ...............        11,226                                             11,226
Additional paid-in capital ................        88,848                                             88,848
Accumulated earnings ......................        19,170        11,728   A         5,082   B         35,980
                                                ---------     ---------         ---------          ---------
         Total Shareholders' Equity .......       119,244        11,728             5,082            136,054
                                                ---------     ---------         ---------          ---------

         Total Liabilities and
           Shareholders' Equity ...........     $ 170,765     $ (17,208)        $   2,512          $ 156,069
                                                =========     =========         =========          =========



                     See accompanying notes to the consolidated financial statements.






















VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
(In Thousands Except Per Share Data)
------------------------------------------------------------------------------------------------------------------------------------


                                                                               Pro Forma Adjustments
                                                 Six Months     -------------------------------------------------
                                                   Ended           Second            Third            Fourth              Pro Forma
                                                  March 31,       Quarter           Quarter          Quarter               Amount
                                                   1997            Sales             Sales            Sales            (As Adjusted)
                                                -----------     -----------      -----------       ----------          -------------
Revenue:
   Rental properties:
       Rental income........................... $    11,649     $    (1,918) C   $    (2,026) F          (642)  H      $       7,063
       Operating expense reimbursements........       1,675             (41) C          (627) F          (197)  H                810
   Interest and fee income on mortgage loans...          42                                                                       42
   Interest on short-term investments..........       1,114                                                                    1,114
   Other.......................................           8                                                                        8
                                                -----------     -----------      -----------       ----------          -------------
       Total Revenue...........................      14,488          (1,959)          (2,653)            (839)                 9,037
                                                -----------     -----------      -----------       ----------          -------------

Expenses:
   Interest....................................       2,773            (692) D          (903) G          (105)  I              1,073
   Rental properties:
       Operating...............................       4,931            (658) C          (786) F          (333)  H              3,154
       Depreciation and amortization...........         944              (4) C          (253) F           (63)  H                624
   Other operating expenses....................       1,515                                                                    1,515
                                                -----------     -----------      -----------       ----------          -------------
       Total Expenses..........................      10,163          (1,354)          (1,942)            (501)                 6,366
                                                -----------     -----------      -----------       -----------         -------------

Income before gain on sale of real estate......       4,325            (605)            (711)            (338)                 2,671
Gain on sale of real estate....................       7,872          (6,077) E                                                 1,795
                                                -----------     -----------      -----------       ----------          -------------
Net income..................................... $    12,197     $    (6,685)     $      (711)            (338)         $       4,466
                                                ===========     ===========      ===========       ==========          =============

Per share:
Income before gain on sale of real estate...... $       .39                                                            $         .24
Gain on sale of real estate....................         .70                                                                      .16
                                                -----------                                                            -------------
Net income .................................... $      1.09                                                            $         .40
                                                ===========                                                            =============

Weighted average number of common
   shares outstanding..........................      11,226                                                                   11,226
                                                ===========                                                            =============



                                  See accompanying notes to the consolidated financial statements.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

-------------------------------------------------------------------------------------------------------------------

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In Thousands Except Per Share Data)
------------------------------------------------------------------------------------------------------------------------------------


                                                                               Pro Forma Adjustments
                                                          Year       -----------------------------------------------
                                                          Ended        Second          Third            Fourth           Pro Forma
                                                      September 30,   Quarter         Quarter           Quarter           Amount
                                                          1996         Sales           Sales             Sales         (As Adjusted)
                                                        --------     ---------      -----------       ----------         ---------
                                                                    (Unaudited)     (Unaudited)         (Unaudited)     (Unaudited)
Revenue:
   Rental properties:
       Rental income.................................  $  26,925     $  (4,312) J   $    (3,908) M        (1,447)  P      $  17,258
       Operating expense reimbursements..............      3,557          (140) J        (1,113) M          (454)  P          1,850
   Interest and fee income on mortgage loans               2,853                                             558   Q          3,411
   Interest on short-term investments................      1,713                                                              1,713
   Other.............................................         18                                                                 18
                                                        --------     ---------      -----------       ----------          ---------
       Total Revenue.................................     35,066        (4,452)          (5,021)          (1,343)            24,250
                                                        --------     ---------      -----------       ----------          ---------

Expenses:
   Interest..........................................     10,489          (386) K          (765) N           (89)  R          9,249
   Rental properties:
       Operating.....................................     12,084        (1,525) J        (1,633) M          (743)  P          8,183
       Depreciation and amortization.................      2,347           (67) J          (763) M          (183)  P          1,334
   Other operating expenses..........................      3,173                                                              3,173
                                                        --------     ---------      -----------       ----------          ---------
       Total Expenses................................     28,093        (1,978)          (3,161)          (1,015)            21,939
                                                        --------     ---------      -----------       ----------          ---------

Net income...........................................   $  6,973     $  (2,474) L   $    (1,860) O          (328)  S      $   2,311
                                                        ========     =========      ===========       ==========          =========

Net income per share.................................   $    .62                                                          $     .21
                                                        ========                                                          =========

Weighted average number of common
   shares outstanding................................     11,226                                                             11,226
                                                        ========                                                          =========







                                  See accompanying notes to the consolidated financial statements.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K


                    NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                      MARCH 31, 1997 AND SEPTEMBER 30, 1996

NOTE 1 - BASIS OF PRESENTATION

         The accompanying Pro Forma Balance Sheet as of March 31, 1997 is presented as if the real estate property sales which occurred during the third and fourth quarters of fiscal 1997, the mortgage financing and the related loan repayments had occurred on March 31, 1997.

         The accompanying Pro Forma Statement of Operations for the six months ended March 31, 1997 and the year ended September 30, 1996 are presented as if the real estate property sales which occurred during the second, third and fourth quarters of fiscal 1997 and the related loan repayments had occurred on October 1, 1995. In addition, the Pro Forma Statement of Operations for the year ended September 30, 1996 was prepared as if the mortgage financing had occurred on October 1, 1995 and matured on September 30, 1996. The Pro Forma Statements of Operations do not assume an increase in investment income for the periods presented.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes hereto as of March 31, 1997 and September 30, 1996 filed as part of the Trust's quarterly report on Form 10-Q for the quarter ended March 31, 1997 and the Trust's annual report on Form 10-K for the fiscal year ended September 30, 1996, respectively. In management's opinion, all adjustments necessary to reflect the effects of these real estate property sales by the Trust have been made.

         The unaudited pro forma financial statements are not necessarily indicative of the actual financial position as of March 31, 1997 or what the actual results of operations would have been assuming the real estate property sales had been consummated on October 1, 1995, nor do they represent the financial position and results of operations for future periods.

NOTE 2 - ADJUSTMENTS TO THE PRO FORMA FINANCIAL STATEMENTS

A) Reflects the net cash proceeds of $40.1 million received from the sale of three real estate properties with a carrying value of approximately $28.4 million as of March 31, 1997. Reflects the use of $22.1 million of the net cash proceeds from the sale of two encumbered properties during the third quarter of fiscal 1997 to prepay a portion of the Floating Rate Notes, as required under the terms of the New Indenture. Reflects the use of $6.8 million of the net proceeds from the sale of an encumbered property in the second quarter to prepay a portion of the Floating Rate Notes, which was required on April 1, 1997 under the terms of the New Indenture.

B) Reflects the net cash proceeds received of $6.3 million and the mortgage financing of $6.2 million from the sale of two real estate properties with a carrying value of approximately $7.4 million as of March 31, 1997. The real estate transaction involving the mortgage financing is considered a sale under the requirements of Statement of Financial Accounting Standards Number 66

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

"Accounting for Sales of Real Estate." The Trust provided a nine percent per annum, one year balloon mortgage with a 20 year term. Reflects the use of $2.6 million of the net cash proceeds from the sale of an encumbered property during the fourth quarter of fiscal 1997 to prepay a portion of the Floating Rate Notes, as required under the terms of the New Indenture.

C) Reflects the reversal of revenue and expense associated with the operations of the four properties sold during the second quarter of fiscal 1997.

D) Reflects the reduction in interest expense related to the two encumbered properties sold during the second quarter of fiscal 1997.

E) Reflects the reversal of the gain on sale of real estate assuming the four property sales were consummated on October 1, 1995. In conjunction with the adoption of Fresh Start Reporting on September 30, 1995, all gains and losses for a period of one year after such adoption are applied against the carrying value of long lived assets held for investment. Therefore, as a result of the adoption of Fresh Start Reporting, the pro forma statement of operations does not report the gain on sale of $6.1 million in net income from the four real estate sales during the second quarter of fiscal 1997, but rather applies the $6.1 million as a reduction of the carrying value of the remaining assets held for investment.

F) Reflects the reversal of revenue and expense associated with the operations of the three properties sold during the third quarter of fiscal 1997.

G) Reflects the reduction in interest expense related to the two encumbered properties sold during the third quarter of fiscal 1997.

H) Reflects the reversal of revenue and expense associated with the operations of the two properties sold during the fourth quarter of fiscal 1997.

I) Reflects the reduction in interest expense related to an encumbered property sold during the fourth quarter of fiscal 1997.

J) Reflects the reversal of revenue and expense associated with the operations of the four sold properties during the second quarter of fiscal 1997.

K) Reflects the reduction in interest expense related to the two encumbered properties sold during the second quarter of fiscal 1997.

L) Does not reflect the gain on sale of real estate assuming the property sales were consummated on October 1, 1995. In conjunction with the adoption of Fresh Start Reporting on September 30, 1995, all gains and losses for a period of one year after such adoption are applied against the carrying value of long lived assets held for investment. Therefore, as a result of the adoption of Fresh Start Reporting, the pro forma statement of operations does not report the gain on sale of $5.9 million in net income from the four real estate sales during the second quarter of fiscal 1997, but rather applies the $5.9 million as a reduction of the carrying value of the remaining assets held for investment.

M) Reflects the reversal of revenue and expense associated with the operations of the three sold properties during the third quarter of fiscal 1997.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

N) Reflects the reduction in interest expense related to the two sold encumbered properties during the third quarter of fiscal 1997.

O) Does not reflect the gain on sale of real estate assuming the property sales were consummated on October 1, 1995. In conjunction with the adoption of Fresh Start Reporting on September 30, 1995, all gains and losses for a period of one year after such adoption are applied against the carrying value of long lived assets held for investment. Therefore, as a result of the adoption of Fresh Start Reporting, the pro forma statement of operations does not report the gain on sale of $11.7 million in net income from the three real estate sales during the third quarter of fiscal 1997, but rather applies the $11.7 million as a reduction of the carrying value of the remaining assets held for investment.

P) Reflects the reversal of revenue and expense associated with the operations of the two sold properties during the fourth quarter of fiscal 1997.

Q) Reflects the increase in interest income associated with the mortgage financing from the sale of a property during the fourth quarter of fiscal 1997.

R) Reflects the reduction in interest expense related to an encumbered property sold during the fourth quarter of fiscal 1997.

S) Does not reflect the gain on sale of real estate assuming the property sales were consummated on October 1, 1995. In conjunction with the adoption of Fresh Start Reporting on September 30, 1995, all gains and losses for a period of one year after such adoption are applied against the carrying value of long lived assets held for investment. Therefore, as a result of the adoption of Fresh Start Reporting, the pro forma statement of operations does not report the gain on sale of $5.1 million in net income, from the two real estate sales during the fourth quarter of fiscal 1997, but rather applies the $5.1 million as a reduction of the carrying value of the remaining assets held for investment.